Exhibit 5(b)

                             TEMPORARY CERTIFICATE
                      Exchangeable for Definitive Engraved
                      Certificate When Ready for Delivery

                               [GRAPHIC OMITTED]

                              MuniAssets Fund, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

  COMMON STOCK                                         CUSIP 62618Q 10 6
 PAR VALUE $.10                              SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

MuniAssets Fund, Inc., transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation, and of all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

MUNIASSETS FUND, INC.
     CORPORATE
        SEAL
        1993
      MARYLAND

Dated:

                              Authorized Signature

          /s/ Mark B. Goldfus                      /s/ Arthur Zeikel
     ------------------------------          ------------------------------
               Secretary                               President

                          Countersigned and Registered
                              The Bank of New York

By _______________________                          Transfer Agent
                                                    and Registrar

                              MuniAssets Fund, Inc.

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common       UNIF GIFT MIN ACT --       Custodian
                                                           ---------------------
                                                           (Cust)       (Minor)
TEN ENT -- as tenants by the entireties            under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right                     Act _________________
           of survivorship and not as                               (State)
           tenants in common

     Additional abbreviations may also be used though not in the above list

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

  For value received ____________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________

                                       X ________________________________

Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.